Exhibit 10.3

Execution Version

LENDER JOINDER AGREEMENT NO. 10

September 10, 2025

Reference is made to the Credit Agreement, dated as of December 20, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified, refinanced or replaced from time to time, the “Credit Agreement”; the terms defined therein being used herein as therein defined), among KKR Real Estate Finance Holdings L.P., a Delaware limited partnership (“Opco”), KREF Holdings X LLC, a Delaware limited liability company (the “Borrower”), the Guarantors from time to time party thereto, the lending institutions from time to time party thereto and Morgan Stanley Senior Funding, Inc. (“MSSF”), as Administrative Agent.

Upon execution and delivery of this Lender Joinder Agreement No. 10 (this “Lender Joinder Agreement”) by the parties hereto, [**] (the “Increasing Lender”) hereby agrees to increase its Commitment under the Credit Agreement (such increase, an “Additional Commitment”) in the amount set forth under such Lender’s name in Schedule 1 hereto, effective as of the date hereof. This Lender Joinder Agreement shall constitute the notice required to be delivered by the Borrower to the Administrative Agent pursuant to Section 2.21 of the Credit Agreement.

It is understood and agreed that, after giving effect to this Lender Joinder Agreement, Schedule 2.01 to the Credit Agreement will be amended and replaced with Schedule 2 hereto, which shall be Schedule 2.01 to the Credit Agreement for all purposes therein.

The Increasing Lender (a) represents and warrants that it has full power and authority, and has taken all action necessary, to execute and deliver this Lender Joinder Agreement and to consummate the transactions contemplated hereby and to increase its Commitment under the Credit Agreement and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents and (ii) it will perform in accordance with their terms all of the obligations by which the terms of the Loan Documents are required to be performed by it as a Lender.

THIS LENDER JOINDER AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

This Lender Joinder Agreement may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Lender Joinder Agreement to be duly executed and delivered by their proper and duly authorized officers as of the date first written above.

Accepted and agreed:

KREF HOLDINGS X LLC,
as Borrower

By:	/s/ Patrick Mattson
Name:	Patrick Mattson
Title:	Authorized Signatory

[Signature Pace to Lender Joinder Agreement]

Accepted and agreed:

MORGAN STANLEY SENIOR FUNDING, INC.,
as Administrative Agent

By:	/s/ Jennifer DeFazio
Name:	Jennifer DeFazio
Title:	Authorized Signatory

[Signature Page to Lender Joinder Agreement]

SCHEDULE 2

Revolving Credit Commitments

Name of Lender	Revolving Credit Commitment
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
[**]	[**]
Total:	$700,000,000